EXHIBIT 99.1
                                 ------------

                                Amendment No. 1

                                AMENDMENT NO. 1
                            Dated as of May 1, 2006

                                      to

                        POOLING AND SERVICING AGREEMENT

                           Dated as of April 1, 2006

                                     among

                                 CWALT, INC.,
                                   Depositor

                         COUNTRYWIDE HOME LOANS, INC.,
                                    Seller

                               PARK GRANADA LLC,
                                    Seller

                               PARK MONACO INC.,
                                    Seller

                               PARK SIENNA LLC,
                                    Seller

                     COUNTRYWIDE HOME LOANS SERVICING LP,
                                Master Servicer

                                      and

                             THE BANK OF NEW YORK,
                                    Trustee

                        ALTERNATIVE LOAN TRUST 2006-OA7

              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-OA7

            THIS AMENDMENT NO. 1, dated as of May 1, 2006 (this "Amendment"), to the Pooling and Servicing Agreement (as defined below), is among CWALT, INC., a Delaware corporation, as depositor (the "Depositor"), COUNTRYWIDE HOME LOANS, INC. ("Countrywide"), a New York corporation, as a seller (a "Seller"), PARK GRANADA LLC ("Park Granada"), a Delaware limited liability company, as a seller (a "Seller"), PARK MONACO INC. ("Park Monaco"), a Delaware corporation, as a seller (a "Seller"), PARK SIENNA LLC ("Park Sienna"), a Delaware limited liability company, as a seller (a "Seller", and together with Countrywide, Park Granada and Park Monaco, the "Sellers"), COUNTRYWIDE HOME LOANS SERVICING LP, a Texas limited partnership, as master servicer (the "Master Servicer"), and THE BANK OF NEW YORK, a banking corporation organized under the laws of the State of New York, as trustee (the "Trustee").

                                WITNESSETH THAT

      WHEREAS, the Depositor, the Sellers, the Master Servicer and the Trustee entered into a Pooling and Servicing Agreement, dated as of April 1, 2006 (the "Pooling and Servicing Agreement");

      WHEREAS, the Depositor, the Sellers, the Master Servicer and the Trustee desire to amend (i) the definition of "Confirmation" as set forth in Article I of the Pooling and Servicing Agreement and (ii) the last sentence of Section
8.11 of the Pooling and Servicing Agreement as specified below (such amendment, the "Amendment");

      WHEREAS, the amended "Confirmation" attached hereto as Exhibit A will have a revised Corridor Contract Notional Balance Schedule attached thereto. The new schedule to the Confirmation reduces the Corridor Contract Notional Balance for each Distribution Date after the April 2009 Distribution Date. The effect of this reduction of the Corridor Contract Notional Balance is to reduce the amount available to cover any Net Rate Carryover on the Offered Certificates (other than the Class A-R Certificates) and any Unpaid Realized Loss Amounts.

      WHEREAS, the second paragraph of Section 10.01 of the Pooling and Servicing Agreement provides that the Pooling and Servicing Agreement may be amended by the Depositor, each Seller, the Master Servicer and the Trustee with the consent of the Holders of a Majority in Interest of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement or of modifying in any manner the rights of the Holders of Certificates; provided, however, that no such amendment shall reduce in any manner the amount of, or delay the timing of, payments required to be distributed on any Certificate without the consent of the Holder of such Certificate.

      WHEREAS, the Classes of Offered Certificates and the Class C Certificates are the only Classes of Certificates affected by the Amendment;

      WHEREAS, each Depository Participant representing in the aggregate a Percentage Interest of not less than 100% of each Class of Offered Certificates (other than the Class A-R Certificates), in each case acting (i) pursuant to authority conferred upon them by The Depository Trust Company ("DTC") as of the Record Date of May 24, 2006, as the Holder of such Certificates, and (ii) in accordance with direction received from either
(a) the Certificate Owners of such Certificates or (b) one or more financial intermediaries acting at the direction of the Certificate Owners of such Certificates, have consented to the adoption of the Amendment (a signed original of the action of each such party being attached hereto as Exhibits B through S),

      WHEREAS, 100% of the Holders of the Class A-R and Class C Certificates have consented to the adoption of the Amendment (a signed original of the action of each such party being attached hereto as Exhibits T and U);

      WHEREAS, the Depositor has received a letter from each Rating Agency, copies of which are attached hereto as Exhibit V, confirming that the Amendment will not result in a downgrading or withdrawal of the respective ratings then assigned to the Certificates;

      WHEREAS, no payments have been made to any Class of Certificates under the Corridor Contract as of the date of this Amendment; and

      WHEREAS, the Depositor has delivered to the Trustee an Opinion of Counsel to the effect that the Amendment will not cause the imposition of any tax on any REMIC or the Certificateholders or cause any REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding;

      NOW, THEREFORE, the parties hereto agree as follows:

      SECTION 1. Defined terms.

      For purposes of this Amendment, unless the context clearly requires otherwise, all capitalized terms which are used but not otherwise defined herein shall have the respective meanings assigned to such terms in the Pooling and Servicing Agreement.

      SECTION 2. The Amendment.

      (1) The definition of Confirmation as set forth in Article I of the Pooling and Servicing Agreement is hereby deleted and replaced in its entirety with the following:

      Confirmation: With respect to the Covered Certificates, the Confirmation (reference #866211) as amended on May 24, 2006, evidencing a transaction between the Corridor Contract Counterparty and The Bank of New York, as Supplemental Interest Trustee, on behalf of the Supplemental Interest Trust.

      (2) The last sentence of Section 8.11 of the Pooling and Servicing Agreement is hereby deleted and replaced in its entirety with the following:

      For purposes of determining the issue price of the Master REMIC regular interests, the Trustee shall assume that the Corridor Contract has a value of $2,998,000.

      SECTION 3. Effect Of Amendment.

      Upon execution of this Amendment, the Pooling and Servicing Agreement shall be, and be deemed to be, modified and amended in accordance herewith and the respective rights, limitations, obligations, duties, liabilities and immunities of the Depositor, the Sellers, the Master Servicer and the Trustee shall hereafter be determined, exercised and enforced subject in all respects to such modifications and amendments, and all the terms and conditions of this Amendment shall be and be deemed to be part of the terms and conditions of the Pooling and Servicing Agreement for any and all purposes. Except as modified and expressly amended by this Amendment, the Pooling and Servicing Agreement is in all respects ratified and confirmed, and all the terms, provisions and conditions thereof shall be and remain in full force and effect.

      SECTION 4. Binding Effect.

      The provisions of this Amendment shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto, and all such provisions shall inure to the benefit of the Trustee and the Certificateholders.

      SECTION 5. Governing Law.

      THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES

HERETO AND THE CERTIFICATEHOLDERS SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

      SECTION 6. Severability of Provisions.

      If any one or more of the provisions or terms of this Amendment shall be for any reason whatsoever held invalid, then such provisions or terms shall be deemed severable from the remaining provisions or terms of this Amendment and shall in no way affect the validity or enforceability of the other provisions or terms of this Amendment or of the Certificates or the rights of the Holders thereof.

      SECTION 7. Section Headings.

      The section headings herein are for convenience of reference only, and shall not limit or otherwise affect the meaning hereof.

      SECTION 8. Counterparts.

      This Amendment may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

      IN WITNESS WHEREOF, the Depositor, the Sellers, the Master Servicer and the Trustee have caused this Amendment to be duly executed by their respective officers thereunto duly authorized, all as of the day and year first above written.

                                            CWALT, INC.,
                                               as Depositor



                                            By:  /s/ Darren Bigby
                                                 -------------------------------
                                                 Name:   Darren Bigby
                                                 Title:  Vice President

                                            THE BANK OF NEW YORK,
                                               as Trustee



                                            By:  /s/ Maria Tokarz
                                                 -------------------------------
                                                 Name: Maria Tokarz
                                                 Title:  Assistant Treasurer

                                            COUNTRYWIDE HOME LOANS, INC.,
                                               as a Seller



                                            By:  /s/ Darren Bigby
                                                 -------------------------------
                                                 Name:   Darren Bigby
                                                 Title:  Senior Vice President

                                            PARK GRANADA LLC,
                                               as a Seller



                                            By:  /s/ Darren Bigby
                                                 -------------------------------
                                                 Name:   Darren Bigby
                                                 Title:  Vice President

                                            PARK MONACO INC.,
                                              as a Seller




                                            By: /s/ Darren Bigby
                                                --------------------------------
                                                Name:   Darren Bigby
                                                Title:  Vice President


                                            PARK SIENNA LLC,
                                              as a Seller





                                            By: /s/ Darren Bigby
                                                --------------------------------
                                                Name:   Darren Bigby
                                                Title:  Assistant Vice President


                                            COUNTRYWIDE HOME LOANS SERVICING LP,
                                               as Master Servicer

                                            By:  COUNTRYWIDE GP, INC.



                                            By:  /s/ Darren Bigby
                                                 -------------------------------
                                                 Name:   Darren Bigby
                                                 Title:  Senior Vice President

                                   Exhibit A

                         FORM OF AMENDED CONFIRMATION

                                   Exhibit B


                 WRITTEN CONSENT OF THE DEPOSITORY PARTICIPANT
                                      OF
                        ALTERNATIVE LOAN TRUST 2006-OA7
       MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-OA7, CLASS 1-A-1



                        [On file the with the Trustee]

                                   Exhibit C


                 WRITTEN CONSENT OF THE DEPOSITORY PARTICIPANT
                                      OF
                        ALTERNATIVE LOAN TRUST 2006-OA7
       MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-OA7, CLASS 1-A-2



                        [On file the with the Trustee]

                                   Exhibit D

                 WRITTEN CONSENT OF THE DEPOSITORY PARTICIPANT
                                      OF
                        ALTERNATIVE LOAN TRUST 2006-OA7
       MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-OA7, CLASS 1-A-3



                        [On file the with the Trustee]

                                   Exhibit E

                 WRITTEN CONSENT OF THE DEPOSITORY PARTICIPANT
                                      OF
                        ALTERNATIVE LOAN TRUST 2006-OA7
       MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-OA7, CLASS 1-A-4



                        [On file the with the Trustee]

                                   Exhibit F

                 WRITTEN CONSENT OF THE DEPOSITORY PARTICIPANT
                                      OF
                        ALTERNATIVE LOAN TRUST 2006-OA7
        MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-OA7, CLASS 1-X



                        [On file the with the Trustee]

                                   Exhibit G

                 WRITTEN CONSENT OF THE DEPOSITORY PARTICIPANT
                                      OF
                        ALTERNATIVE LOAN TRUST 2006-OA7
       MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-OA7, CLASS 2-A-1



                        [On file the with the Trustee]

                                   Exhibit H

                 WRITTEN CONSENT OF THE DEPOSITORY PARTICIPANT
                                      OF
                        ALTERNATIVE LOAN TRUST 2006-OA7
       MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-OA7, CLASS 2-A-2



                        [On file the with the Trustee]

                                   Exhibit I

                 WRITTEN CONSENT OF THE DEPOSITORY PARTICIPANT
                                      OF
                        ALTERNATIVE LOAN TRUST 2006-OA7
       MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-OA7, CLASS 2-A-3



                        [On file the with the Trustee]

                                   Exhibit J

                 WRITTEN CONSENT OF THE DEPOSITORY PARTICIPANT
                                      OF
                        ALTERNATIVE LOAN TRUST 2006-OA7
        MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-OA7, CLASS 2-X



                        [On file the with the Trustee]

                                   Exhibit K

                 WRITTEN CONSENT OF THE DEPOSITORY PARTICIPANT
                                      OF
                        ALTERNATIVE LOAN TRUST 2006-OA7
       MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-OA7, CLASS 3-A-1



                        [On file the with the Trustee]

                                   Exhibit L

                 WRITTEN CONSENT OF THE DEPOSITORY PARTICIPANT
                                      OF
                        ALTERNATIVE LOAN TRUST 2006-OA7
       MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-OA7, CLASS 3-A-2



                        [On file the with the Trustee]

                                   Exhibit M

                 WRITTEN CONSENT OF THE DEPOSITORY PARTICIPANT
                                      OF
                        ALTERNATIVE LOAN TRUST 2006-OA7
        MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-OA7, CLASS M-1



                        [On file the with the Trustee]

                                   Exhibit N

                 WRITTEN CONSENT OF THE DEPOSITORY PARTICIPANT
                                      OF
                        ALTERNATIVE LOAN TRUST 2006-OA7
        MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-OA7, CLASS M-2



                        [On file the with the Trustee]

                                   Exhibit O

                 WRITTEN CONSENT OF THE DEPOSITORY PARTICIPANT
                                      OF
                        ALTERNATIVE LOAN TRUST 2006-OA7
        MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-OA7, CLASS M-3



                        [On file the with the Trustee]

                                   Exhibit P

                 WRITTEN CONSENT OF THE DEPOSITORY PARTICIPANT
                                      OF
                        ALTERNATIVE LOAN TRUST 2006-OA7
        MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-OA7, CLASS M-4



                        [On file the with the Trustee]

                                   Exhibit Q

                 WRITTEN CONSENT OF THE DEPOSITORY PARTICIPANT
                                      OF
                        ALTERNATIVE LOAN TRUST 2006-OA7
        MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-OA7, CLASS M-5



                        [On file the with the Trustee]

                                   Exhibit R

                 WRITTEN CONSENT OF THE DEPOSITORY PARTICIPANT
                                      OF
                        ALTERNATIVE LOAN TRUST 2006-OA7
        MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-OA7, CLASS M-6



                        [On file the with the Trustee]

                                   Exhibit S

                 WRITTEN CONSENT OF THE DEPOSITORY PARTICIPANT
                                      OF
                        ALTERNATIVE LOAN TRUST 2006-OA7
        MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-OA7, CLASS M-7



                        [On file the with the Trustee]

                                   Exhibit T

                   WRITTEN CONSENT OF THE CERTIFICATE OWNER
                                      OF
                        ALTERNATIVE LOAN TRUST 2006-OA7
        MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-OA7, CLASS A-R



                        [On file the with the Trustee]

                                   Exhibit U

                   WRITTEN CONSENT OF THE CERTIFICATE OWNER
                                      OF
                        ALTERNATIVE LOAN TRUST 2006-OA7
         MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-OA7, CLASS C



                        [On file the with the Trustee]

                                   Exhibit V
                   Rating Confirmations from Rating Agencies



                        [On file the with the Trustee]